Exhibit 10.16

Execution Draft

SIXTH AMENDMENT

TO THE

EXCLUSIVE RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT

This Sixth Amendment to Exclusive Research, Development and License Agreement (this “Sixth Amendment”) is made and entered into as of this 29th day of January, 2014 by and among Baxter Healthcare SA, a Swiss corporation having a principal place of business at Postfach, 8010, Zurich, Switzerland (hereinafter “BHSA”) Baxter Healthcare Corporation, a Delaware corporation having a principal place of business at 1 Baxter Parkway, Deerfield, Illinois (“BHC” and together with BHSA, “Baxter”) and Lipoxen Technologies Limited, having a place of business at London Bioscience Innovation Centre, 2 Royal College Street, London NW1 ONH, England (hereinafter “Lipoxen”) to amend the terms of that certain Exclusive Research, Development and License Agreement, dated August 15, 2005 among, Lipoxen and Baxter (the “Agreement”) (as amended). Baxter and Lipoxen are each referred to herein as a “Party” and collectively as the “Parties”.

BACKGROUND

WHEREAS, the Parties previously entered into the Agreement which set forth certain milestones, royalty rates and development timelines;

WHEREAS, the Parties have previously amended the Agreement pursuant to the Previous Amendment Agreements (defined below);

WHEREAS, the Parties desire to further amend the Agreement to [***] and other terms;

WHEREAS, concurrent with the execution of this Sixth Amendment, the Parties and/or their respective Affiliates are entering into certain additional agreements pursuant to which [***]; and

WHEREAS, the Parties agree that this Sixth Amendment will be conditional upon and will only come into force on the satisfaction of the Sixth Amendment Condition (as defined below).

NOW, THEREFORE, in consideration of the foregoing and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.	General.

a.

Incorporation of the Agreement. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated

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herein by this reference as though the same was set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Section 3 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement, as amended by the Previous Amendment Agreements (defined below) shall remain in full force and effect and its provisions shall be binding on the Parties hereto.

b.	“Amendment One”, “Amendment Two”, “Amendment Three”, “Amendment Four” and “Amendment Five” shall have the meanings given to them in Attachment A to this Sixth Amendment.

c.	“Company” means Xenetic Biosciences PLC and/or any corporate entity resulting from the merger of Xenetic Biosciences PLC and a US publicly listed entity.

d.	“Previous Amendment Agreements” shall mean, collectively, Amendment One, “Amendment Two, Amendment Three, Amendment Four and Amendment Five.

e.	“Sixth Amendment” shall have the meaning set forth in the preamble.

f.	“Sixth Amendment Commencement Date” shall mean the date upon which the Sixth Amendment Condition is satisfied in accordance with Section 2(b) of this Sixth Amendment.

g.	“Sixth Amendment Condition” shall mean the condition described in Section 2(b) of this Sixth Amendment.

h.	“[***]” shall mean the [***] dated on or around the Sixth Amendment Commencement Date between Xenetic Biosciences, Inc. and Baxter International Inc.

2.	Condition to Amendment of the Agreement.

a.	Once the Sixth Amendment Condition has been satisfied, the Agreement shall be amended with effect from the Sixth Amendment Commencement Date (or where specified the Effective Date) as set out in this Sixth Amendment.

b.	This Sixth Amendment is [***] in [***] in the Company by way of [***] of the Company in accordance with the terms of the [***]

c.	If the Sixth Amendment Condition is not satisfied by [***] the Parties agree that this Sixth Amendment shall automatically expire and shall cease to have any effect.

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3.	Amendment of the Agreement. Subject to the provisions of Section 2 of this Sixth Amendment, the Agreement is amended as follows:

a.	DELIVERY AGENTS. The definition of DELIVERY AGENTS shall be amended with effect from the EFFECTIVE DATE to delete the words “[***]” and to replace them with the words ‘[***]’.

b.	[***] With effect from the EFFECTIVE DATE, a new definition of [***] shall be added to the Agreement which shall read as follows:

“[***] means any [***] of [***] which shall include but not be limited to, [***] which involve one or more [***]”

c.	“Section 1.61. Section 1.61 is hereby amended by deleting the previous text in its entirety and replacing it with the following:

1.61	“ROYALTY RATE” means, for each calendar year:

[***] which [***] to [***],

[***] which [***] to [***]

[***] which [***] to [***] and

[***] which [***] and [***]

d.	Section 1.76. Section 1.76 (as set out in the Fourth Amendment) shall be amended by inserting the words “and/or any of its AFFILIATES” at the end of subclause (i).

e.	Section 1.77. Exhibit A delivered in accordance with the terms of Amendment Four will be updated as of the date of this Sixth Amendment which shall read in

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its entirety as set forth in Attachment C attached hereto. Further, the warranty set out in Section 13.4.2.11 of the Agreement shall be deemed to be repeated by Baxter as at the Sixth Amendment Commencement Date with respect to the revised Exhibit A set forth in Attachment C (and, for the avoidance of doubt, the Sixth Amendment Commencement Date will replace the “AMENDMENT COMMENCEMENT DATE” in part (b) of the warranty).

f.	Section 2.6. The Parties agree that notwithstanding the fact that the RESEARCH COMMITTEE has not met recently, that with effect from the Sixth Amendment Commencement Date the PARTIES will use commercially reasonable efforts to comply with the provisions of Section 2.6 of the AGREEMENT and that:

i.	the number of representatives nominated by each PARTY shall be increased from two to three and Section 2.6 of the Agreement shall be deemed to amended accordingly with effect from the Sixth Amendment Commencement Date;

ii.	the representatives of the PARTIES on the RESEARCH COMMITTEE will until further notice be as follows:

LIPOXEN	[***] [***] [***]

BAXTER	[***] [***] [***]

iii.	the PARTIES agree that it shall be the obligation of each PARTY to keep the RESEARCH COMMITTEE reasonably informed of all material research and development conducted by either Party pursuant to the AGREEMENT and the second paragraph of Section 2.6 shall be amended accordingly;

iv.	the penultimate paragraph of Section 2.6 shall be amended by deleting the words from “LIPOXEN shall update BAXTER” to and including the words “mutually agreed by the parties.” which shall be replaced as follows:

“the PARTIES agree that during the term of the AGREEMENT, the RESEARCH COMMITTEE shall conduct: (a) telephone conferences [***] and (b) [***], such [***] between the [***] in [***] and an [***]

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a.	Sections 2.7 and 2.8. New Sections 2.7 and 2.8 shall be added to the Agreement which shall read in its entirety as follows:

“2.7	Reporting. BAXTER shall provide the following written reports to LIPOXEN at the following times:

2.7.1	[***] of the Sixth Amendment Commencement Date, BAXTER will [***] to LIPOXEN [***] conducted by or on behalf of BAXTER pursuant to the Agreement, including the [***] or [***] by BAXTER in relation to any POTENTIAL PRODUCTS; and

2.7.2	thereafter, [***] of [***] during the TERM of the Agreement, BAXTER will [***] of the report referred to in Section 2.7.1 [***] of BAXTER pursuant to this Agreement since the previous written report provided to LIPOXEN under this Section 2.7.

2.8	Data. BAXTER [***] so by LIPOXEN [***] LIPOXEN in [***] which are [***] LIPOXEN under Section 2.7 of this AGREEMENT.”

d.	Section 8.3. The amendment set forth in Section 3 of Amendment One (relating to Section 8.3 of the Agreement) shall be deleted in its entirety and shall no longer have any force or effect.

e.	Section 12.2. Section 12.2 shall be amended with effect from the Sixth Amendment Commencement Date by:

i.	replacing the words “each PARTY” with the word BAXTER”;

ii.	replacing the words “[***] with the words ‘[***], and

iii.	replacing the words ‘[***] with the words ‘[***]’.

f.	Section 13.2. Section 13.2 of the Agreement shall be amended by deleting the final clause commencing with the words “provided, however,” and ending “scope of the BAXTER CORE TECHNOLOGY” shall be deleted in its entirety and shall no longer have any force or effect.

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g.	Section 13.4.2.2. Section 13.4.2.2 is hereby amended by adding the following two sentences to the end of the existing text:

“For the avoidance of doubt, the [***] LIPOXEN is [***] to BAXTER SOLE INVENTIONS [***] incorporate DELIVERY AGENTS. The license [***] to LIPOXEN [***] DELIVERY AGENTS, [***] PATENT RIGHTS [***] DELIVERY AGENTS and [***] which are not DELIVERY AGENTS in the same claim.”

h.	Section 13.6.1. Section 13.6.1 of the Agreement shall be amended by the deletion of the “.” and the addition of a ‘;’ and the word “and” at the end of part (b) and the addition of a new part (c) which shall read in its entirety as follows:

“(c) [***] of [***] during the TERM, [***] of the [***]. The PARTIES agree that on [***] to LIPOXEN, BAXTER shall be deemed to [***] in Section 13.3.2.11 of the Agreement as at the date of delivery of the schedule and that the delivery date of the schedule shall replace the “AMENDMENT COMMENCEMENT DATE” in part (b) of the warranty.”

i.	Schedule III. Schedule III is hereby deleted in its entirety and replaced with the revised Schedule III set out in Attachment B of this Sixth Amendment.

j.	Due Diligence Milestones and Schedule IV.

i.	Schedule IV is hereby amended by deleting the previous schedule in its entirety and replacing it with the schedule attached hereto as Attachment D.

ii.	the Parties agree that from the Sixth Amendment Commencement Date Section 8.2 of the Agreement shall be deleted in its entirety and shall no longer have any force or effect.

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k.	Termination. The Parties agree with effect from the Sixth Amendment Commencement Date that:

i.	Section 15.6 of the Agreement shall be amended by deleting the words from “provided that” and ending “within a reasonable time frame)”.

ii.	Section 15.7.2 shall be amended by the addition after the words “by LIPOXEN pursuant to Section 15.3” of the following, “15.4 or 15.6”.

iii.	A new Section 15.8 shall be added, the terms of which are set out in Attachment D of this Sixth Amendment.

4.	Conformed Copy. The Parties agree that they shall use their best endeavors to prepare and agree a conformed copy of the Agreement which incorporates all of the amendments to the Agreement pursuant to the Previous Amendments and this Sixth Amendment. Additionally, the conformed copy shall include a mutually agreed upon provision requiring the use of an alternative dispute resolution procedure or the use of experts to resolve disputes as to the achievement of any Milestone Event.

5.	Press Release. On or shortly after the Sixth Amendment Commencement Date, each Party shall be entitled to issue the press releases set out in Attachment F of this Sixth Amendment and thereafter to use and refer to the contents of the press release.

6.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.

[Signature Page Follows]

[Signature Page to Sixth Amendment]

IN WITNESS WHEREOF, the Parties have caused this Sixth Amendment to be executed by their duly authorized representatives as of the date first set forth above.

BAXTER HEALTHCARE SA	LIPOXEN TECHNOLOGIES LIMITED

By:	By:
Name:	Name:
Title:	Title:

By:
Name:
Title:

BAXTER HEALTHCARE CORPORATION

By:
Name:
Title:

Attachment A

Previous Amendment Agreements

1.	Amendment dated August 15 2005 between LIPOXEN and BAXTER relating to THIRD PARTY PRODUCTS (“AMENDMENT 1”)

2.	Letter Amendment signed on December 11 and 13 2006 between LIPOXEN and BAXTER and SERUM INSTITUTE OF INDIA LIMITED relating to POLYSIALIC ACID (“AMENDMENT TWO”)

3.	Document headed “Second Amendment to Exclusive Research, Development and License Agreement” dated May 2009 relating to the First Milestone Event (“AMENDMENT THREE”)

4.	Amendment Number Four to the Exclusive Research, Development and License Agreement dated August 10 2010 between LIPOXEN and BAXTER (“AMENDMENT FOUR”)

5.	Amendment Number Five to the Exclusive Research and Development and License Agreement dated September 15 2010 between LIPOXEN and BAXTER (“AMENDMENT FIVE”)

Attachment B

Schedule III

The following MILESTONE PAYMENTS shall be payable by BAXTER to LIPOXEN upon the occurrence of the corresponding MILESTONE EVENTS with respect to all POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS (as the case may be):

MILESTONE EVENT	MILESTONE PAYMENTS
Development Milestones
[***]	[***	]

For purposes of this Schedule III and the AGREEMENT the following definitions shall apply:

“PHASE 1/2 CLINICAL TRIAL” means a controlled clinical trial which combines a PHASE 1 CLINICAL TRIAL and a PHASE 2 CLINICAL TRIAL into a single protocol. Two sets of patients are dosed in a PHASE 1/2 CLINICAL TRIAL, the first set of patients generally being lower in number and representing “Part 1” of the trial, the second set of patients generally being higher in number and representing “Part 2” of the trial.

“SUCCESSFUL COMPLETION” shall mean, subject to the criteria descriptions labelled (A) and (B) below:

1.	With respect to Part 1 of a PHASE 1/2 CLINICAL TRIAL, whichever is earlier to occur of the following: (a) commencement of Part 2 of a PHASE 1/2 CLINICAL TRIAL; (b) commencement of a PHASE 3 CLINICAL TRIAL; or (c) achievement of each of the following criteria:

i.	[***]

ii.	Safety and tolerability: comparable [***]

iii.	[***] single exposure) and no [***]

iv.	[***]

2.	With respect to a PHASE 1 CLINICAL TRIAL, whichever is earlier to occur of the following: (a) commencement of a PHASE 2 CLINICAL TRIAL; (b) commencement of a PHASE 3 CLINICAL TRIAL; or (c) achievement of each of the following criteria:

i.	PK: 7/10 patients [***]

ii.	Safety and tolerability: [***]

iii	[***] single exposure) and no [***]

iv.	[***]

3.	With respect to Part 2 of the PHASE 1/2 CLINICAL TRIAL, whichever is earlier to occur of the following: (a) commencement of a PHASE 3 CINICAL TRIAL; (b) first filing of a BLA: or (c) achievement of each of the following criteria:

i.	POTENTIAL PRODUCT pharmacokinetic parameters are compatible with [***]

ii.	Safety and tolerability: comparable [***]

iii.	[***]

iv.	[***]

v.	PHASE 1/2 CLINICAL TRIAL [***] for PHASE 3 CLINICAL TRIAL with a [***]

4.	With respect to a PHASE 2 CLINICAL TRIAL, whichever is earlier to occur of the following: (a) commencement of a PHASE 3 CINICAL TRIAL; (b) first filing of a BLA; or (c) achievement of each of the following criteria:

i.	POTENTIAL PRODUCT pharmacokinetic parameters are compatible with [***]

ii.	Safety and tolerabity: [***]

iii.	[***]

iv.	[***]

v.	PHASE 2 CLINICAL TRIAL allows dose decision for PHASE 3 CINICAL TRIAL [***]

5.	With respect to the PHASE 3 CLINICAL STUDY, whichever is earlier to occur of the following: (a) first filing of a BLA; or (b) achievement of each of the following criteria:

i.	POTENTIAL PRODUCT pharmacokinetic parameters are compatible with [***]

ii.	Median [***] with lx/week dosing regimen; efficacy in [***] omparable or better than [***]

iii.	No [***] and [***]

iv.	≤2 subjects with [***]

Criteria Descriptions

(A)	Criteria for determining whether “POTENTIAL PRODUCT pharmacokinetic parameters are compatible with [***]”: this criteria description will be met if the POTENTIAL PRODUCT level, after administration of a usual clinical dose (clinically acceptable dose), does not [***] any time [***] period immediately following dosing with the POTENTIAL PRODUCT.

(B)	Criteria for “[***] preexisting [***] means that the POTENTIAL PRODUCT does not cause a substantial [***] in [***]. “Substantial” shall mean, in each case, [***] in [***] or the [***] with a [***] above.

[***] shall have the same meaning given to it in Section 15.8.3.

Attachment C

EXHIBIT A

EXISTING [***] PATENT RIGHTS

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Attachment D

SCHEDULE IV

DUE DILIGENCE MILESTONE EVENTS

BAXTER agrees to meet the Due Diligence Milestone Events set forth below by the corresponding Milestone Date.

Due Diligence Milestone	Due Diligence Milestone Events	Milestone Date (1)
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]

(1)	BAXTER [***] set forth above for a period which is [***] for which there has been an occurrence and/or continuance of an [***].

“[***]” means the [***] as set forth above [***]: (a) an unexpected development issue involving safety, toxicity or manufacturing which issue was not known and could not have been known to BAXTER and/or its AFFILIATES as at the Sixth Amendment Commencement Date, (b) any delays in obtaining any Marketing Authorization from the applicable governmental/regulatory authority following submission therefor which are not caused by BAXTER and/or its AFFILIATES, or (c) any other delay agreed by both Parties (in their entire discretion) in writing to be an unanticipated, acceptable delay outside of the control of BAXTER. Notwithstanding the foregoing, BAXTER shall only be entitled to extend the MILESTONE DATE:

(a) if it notifies LIPOXEN in writing prior to the relevant MILESTONE DATE [***] and reasonably describes the relevant ACCEPTABLE DELAY; and

(b) for a period which BAXTER is able to prove by written records [***] caused by the ACCEPTABLE DELAY.

For the avoidance of doubt, the failure of Baxter to set forth the length of the [***] in its notice to LIPOXEN shall not be [***] nor shall it prohibit Baxter from [***] the MILESTONE DATE to the [***] ACCEPTABLE DELAY is continuing/ongoing provided that BAXTER shall immediately notify LIPOXEN in writing [***] relevant [***]

(2)	“FINAL CSR PHASE 1/2” means the issue of a final clinical studies report after completion of Part 2 of a PHASE 1/2 CLINICAL TRIAL and/or completion of a PHASE 2 CLINICAL TRIAL, whichever is utilized.

Attachment E

NEW CLAUSE 15.8

15.8	Lipoxen’s Rights on Termination and/or Expiry.

15.8.1 It is the intention of the PARTIES that following termination and/or expiry of this Agreement, LIPOXEN and its AFFILIATES shall be free to research, develop and exploit either themselves or via a THIRD PARTY products incorporating DELIVERY AGENTS within the FIELD and, in doing so, LIPOXEN, its AFFILIATES and their respective licensees shall be entitled to use and disclose all research and development carried out by and/or on behalf of the Parties pursuant to this Agreement with respect to products incorporating DELIVERY AGENTS and be free from any risk that BAXTER and/or any of its AFFILIATES will seek to use their respective rights to limit LIPOXEN’S activities relating to such products. The PARTIES acknowledge, however, that: (i) [***] to BAXTER and that the PARTIES do not intend LIPOXEN [***] relating specifically to the [***] and (ii) BAXTER is engaged in other programs involving [***] and [***] which are not DELIVERY AGENTS and the PARTIES [***] LIPOXEN [***] to confidential information, intellectual property and know-how developed under such programs. Accordingly the Parties agree that the provisions of this Section 15.8 shall apply on expiry of termination of this Agreement to give effect to the intention expressed in this Section 15.8.1.

15.8.2	On expiry and/or termination of this Agreement, BAXTER shall:

(i)	disclose to LIPOXEN all KNOW HOW in the possession and control of BAXTER and/or its AFFILIATES as at the date of expiry and/or termination relating to DELIVERY AGENTS and/or CONJUGATES (including CONJUGATES [***] and DELIVERY AGENTS), developed under the Agreement (the “TERMINATION KNOW HOW”), which TERMINATION KNOW HOW shall include, but not be limited to:

a.	results of all research, together with experimental protocols, conducted by or on behalf of BAXTER in relation to DELIVERY AGENTS and/or CONJUGATES pursuant to this Agreement;

b.	manufacturing methods used by or on behalf of Baxter in relation to the DELIVERY AGENTS and/or CONJUGATES;

c.	standard operating procedures relating to DELIVERY AGENTS and/or CONJUGATES;

d.	analytical methods relating to DELIVERY AGENTS and/or CONJUGATES;

e.	regulatory filings and dossiers relating to DELIVERY AGENTS and/or CONJUGATES;

f.	all reports, memoranda and other documents summarizing the status of the program relating to DELIVERY AGENTS and/or CONJUGATES;

g.	any results and any other relevant information that would affect the complete transfer of the TERMINATION KNOW HOW;

h.	responses from regulatory authorities relating to DELIVERY AGENTS and/or CONJUGATES; and

i.	feedback from consultants engaged in the research and development of DELIVERY AGENTS and/or CONJUGATES.

(ii)	provide LIPOXEN with reasonable access for a reasonable period of time, but in [***], to individuals at BAXTER with information relating to and knowledge of the TERMINATION KNOW HOW and procure that such individuals reasonably assist LIPOXEN with the understanding and implementation of the TERMINATION KNOW HOW;

(iii)	to the extent that LIPOXEN is not already licensed to use the respective rights under the terms of the AGREEMENT, [***] LIPOXEN and its AFFILIATES only for the LIPOXEN FIELD [***] to BAXTER), [***], [***] (a) the TERMINATION KNOW HOW; and (b) any and all PATENT APPLICATIONS and PATENTS encompassing the TERMINATION KNOW HOW [***] DELIVERY AGENTS in the LIPOXEN FIELD; and

(iv)	undertake thereafter not to and to procure that its AFFILIATES shall not use any rights (including rights to PATENTS and/or PATENT APPLICATIONS) owned by and/or CONTROLLED by BAXTER and/or any of its AFFILIATES to restrict or prevent LIPOXEN, its AFFILIATES and/or their respective sub-licensees [***] in the LIPOXEN FIELD.

15.8.3	For the purposes of Section 15.8 and this AGREEMENT:

(i)	“TERMINATION KNOW HOW” shall include KNOW HOW relating to DELIVERY AGENTS and/or CONJUGATES, including CONJUGATES of ADVATE® and DELIVERY AGENTS, but shall not include:

a.	KNOW HOW that relates specifically to the [***]. By way of illustration, a regulatory dossier relating to a CONJUGATE of [***] and a DELIVERY AGENT may contain information relating to the manufacture, safety and efficacy of the CONJUGATE itself, which will be TERMINATION KNOW HOW, but the dossier may also contain information relating to the manufacture, safety and efficacy of the [***] itself, which will not be TERMINATION KNOW HOW; or

b.	KNOW HOW relating to soluble polymers other than DELIVERY AGENTS, which are being used in other BAXTER programs; for example, in BAXTER’S program [***].

(ii)	‘[***]’ shall mean BAXTER’S [***] which [***] as at the Sixth Amendment Commencement Date; and

(iii)	“LIPOXEN FIELD” shall mean pharmaceutical agents [***], the [***] a DELIVERY AGENT.

15.8.4	For the avoidance of doubt, the PARTIES agree that:

(i)	the provisions of Section 10 of this Agreement shall not prevent the use or disclosure of CONFIDENTIAL INFORMATION of BAXTER, to the extent that such CONFIDENTIAL INFORMATION is TERMINATION KNOW HOW and such use is reasonably required to enable LIPOXEN, its AFFILIATES and their respective sub-licensees to exploit the license granted pursuant to Section 15.8.2(ii);

(ii)	the license granted pursuant to Section 15.8.2(iii) shall not include a license to use any KNOW HOW, PATENTS and/or PATENT APPLICATIONS that relate specifically to [***] itself as opposed to KNOW HOW, PATENTS and/or PATENT APPLICATIONS which relate to CONJUGATES of [***] and DELIVERY AGENTS and/or to DELIVERY AGENTS developed under this Agreement, all of which shall be included under the license;

(iii)	the [***] pursuant to Section 15.8.2(iii) [***] any KNOW HOW, PATENTS and/or PATENT APPLICATIONS that are developed pursuant to development programs of BAXTER involving [***] which are not DELIVERY AGENTS; and

(iv)	the provisions set out in Section 15.8.2(iv) shall not apply to rights that relate specifically [***] itself, as opposed to rights which relate to CONJUGATES [***] and DELIVERY AGENTS and/or DELIVERY AGENTS themselves, in relation to which Section 15.8.2(iv) will apply.

Attachment F

PRESS RELEASE

Xenetic Biosciences Announces Restructured Licensing

Agreement with Baxter Now Totaling Up to $100 Million, In

Addition to

$10 Million Equity Investment

LEXINGTON, MA: January 29, 2014: Xenetic Biosciences, Inc. (OTCBB: GAIFD), a biopharmaceutical company developing next-generation biologic drugs and novel oncology therapeutics, today announced that it has received a direct investment of $10 million from Baxter International, Inc. and has agreed to a restructuring of certain financial and timing aspects of its existing licensing deal with Baxter. The amended license agreement includes increased contingent milestone payments, now totaling up to $100 million, as well as increased royalties on sales.

“We are extremely pleased by Baxter’s commitment to Xenetic and to our longstanding collaboration to develop polysialylated blood coagulation factors using Xenetic’s unique technology,” said Scott Maguire, Chief Executive Officer of Xenetic. “The new terms in our agreement represent enhanced economics for Xenetic. Additionally, we expect to utilize the capital resulting from Baxter’s equity investment to further advance our development pipeline programs, particularly in the orphan drug arena, which feature a number of potential near-term, value-creating clinical milestones. This important new investment from our leading license partner is a genuinely dynamic development for the Company as we start our new life in the United States and it augurs well for our future in the world’s leading economy and pharmaceutical market.”

Brian Goff, head of Baxter’s hemophilia organization, commented, “Through our Xenetic partnership, we are seeking to identify and ~~introduce~~develop a treatment that ~~most~~the majority of hemophilia patients could administer ~~once weekly or~~ less frequently, potentially at once weekly intervals, without compromising efficacy. Our investment in Xenetic reflects our continued commitment to the hemophilia community and to our pursuit of a bleed-free world.”

In August 2005, Xenetic and Baxter established an exclusive worldwide agreement to develop novel forms of polysialylated blood coagulation factors, including Factor VIII, using Xenetic technology to conjugate polysialic acid (PSA) to therapeutic blood-clotting factors. The goal of the program is to improve the pharmacokinetic profile and extend the active life of these factors, thereby improving upon existing therapies and increasing quality of life of patients.

About Xenetic Biosciences

Xenetic Biosciences is a biopharmaceutical company developing next-generation biologic drugs and novel oncology therapeutics. Xenetic’s proprietary drug technology platforms include PolyXen® for creating next generation biologic drugs by extending the efficacy, safety and half-life of biologic drugs and OncoHist® for the development of novel oncology drugs focused on orphan indications. Xenetic’s lead product candidates include ErepoXen®, an improved, polysialylated form of erythropoietin (EPO) for the treatment of anemia in pre-dialysis patients with chronic kidney disease and OncoHist®, a recombinant human histone H1.3 molecule which Xenetic is developing for the treatment of refractory Acute Myeloid Leukemia (AML). Xenetic is developing a novel series of polysialylated blood coagulation factors through its license agreement with Baxter International Inc. Xenetic is also developing a broad pipeline of clinical candidates for next generation biologies and novel oncology therapeutics in a number of orphan disease indications. For more information, please visit the company’s website at www.xeneticbio.com.

Forward-Looking Statements

Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others. These forward-looking statements are based on Xenetic’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, uncertainties associated with completing preclinical and clinical trials for our technologies; the early stage of product development; the significant costs to develop our products as all of our products are currently in development, preclinical studies or clinical trials; obtaining additional financing to support our operations and the development of our products; obtaining regulatory approval for our technologies; anticipated timing of regulatory filings and the potential success in gaining regulatory approval and complying with governmental regulations applicable to our business. Xenetic does not undertake an obligation to update or revise any forward-looking statement. The information set forth herein speaks only as of the date hereof.

Contact:

Xenetic Biosciences Inc	www.xeneticbio.com
M. Scott Maguire, Chief Executive Officer
+44 (0)20 3021 1500 g.fry@xeneticbio.com

US contact
Stern Investor Relations
Paul Cox
212.362.1200 paul@sternir.com

UK/European contact
Walbrook PR
Mike Wort
+44 (0)20 7933 8780

FOR IMMEDIATE RELEASE

Media Contact

Brian Kyhos

(224) 948-5353, media@baxter.com

Investor Contact

Mary Kay Ladone, (224) 948-3371

BAXTER ANNOUNCES RESTRUCTURED AGREEMENT WITH XENETIC BIOSCIENCES, FURTHER BOLSTERING ITS BROAD BLEEDING DISORDER PIPELINE

DEERFIELD, III., JANUARY ~~29,~~30, 2014 – Baxter International Inc. (NYSE:BAX) has restructured its ongoing agreement with Xenetic Biosciences, Inc. (OTCBB: GAIFD) for the development of BAX 826, a recombinant Factor VIII treatment for hemophilia A under investigation to assess its potential to extend the half-life and duration of effectiveness. This program complements the company’s current development programs, which are focused on improving the pharmacokinetic profile and extending the half-life of blood coagulation factors, including Factor VIII.

“Through our Xenetic partnership, we are seeking to identify and ~~introduce~~develop a treatment that the majority of hemophilia patients could administer ~~once weekly or~~ less frequently, potentially at once weekly intervals, without compromising efficacy,” said Brian Goff, head of Baxter’s global hemophilia organization. “We are focusing our efforts on using a range of technologies to introduce new therapies and enhancements to existing therapies, each designed to improve the patient experience as we pursue our vision of a bleed-free world.”

Xenetic and Baxter previously established an exclusive worldwide agreement to develop novel forms of polysialylated blood coagulation factors, including Factor VIII, using Xenetic’s proprietary polysialic acid (PSA) technology. Under the terms of the restructured arrangement, Baxter will make ~~a $10 million~~an equity investment in the common stock of Xenetic and has agreed to make contingent milestone payments as well as pay royalties on future sales.

This agreement further demonstrates Baxter’s long-standing commitment to innovation in hemophilia, and bolsters the company’s broad R&D pipeline focused on a variety of challenging bleeding disorders. For example, Baxter recently announced the completion of enrollment in a Phase III clinical trial of BAX 855, its investigational, extended half-life, recombinant Factor VIII (rFVIII) treatment for hemophilia A. The company continues to expect to file for regulatory approval for BAX 855 in the United States by the end of 2014.

The company is also advancing a number of other treatments and early-stage R&D programs, including the study of BAX 335, an investigational Factor IX gene therapy treatment for hemophilia B. The vector-based technology, which provides a mechanism for the patient’s own liver to begin producing Factor IX following a single dose of the genetically engineered treatment, has the potential to re-define the concept of longer-acting therapy. A Phase I/II open-label clinical trial to assess the safety and optimal dosing schedule of BAX 335 is underway and the first patients have been dosed.

About Baxter in Hemophilia

Baxter has more than 60 years experience in hemophilia and has introduced a number of therapeutic firsts for hemophilia patients. Baxter has the broadest portfolio of hemophilia treatments in the industry and is able to meet individual therapy choices, providing a range of options at each treatment stage. The company’s work focuses on optimizing hemophilia care and improving the lives of people worldwide living with bleeding disorders.

About Baxter International Inc.

Baxter International Inc., through its subsidiaries, develops, manufactures and markets products that save and sustain the lives of people with hemophilia, immune disorders, cancer, infectious diseases, kidney disease, trauma and other chronic and acute medical conditions. As a global, diversified healthcare company, Baxter applies a unique combination of expertise in medical devices, pharmaceuticals and biotechnology to create products that advance patient care worldwide.

This release includes forward-looking statements concerning developments to Baxter’s R&D pipeline, including the development agreement between Baxter International Inc. and Xenetic Biosciences, Inc. Such statements include expectations with regard to clinical trials, regulatory filings, the impact of new treatments to patients, and potential payments under the development agreement. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: satisfaction of regulatory and other requirements; actions of regulatory bodies and other governmental authorities; clinical trial results; changes in laws and regulations; product quality or patient safety issues; and other risks identified in Baxter’s most recent filings on Form 10-K and other SEC filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements.

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